Leases	12 Months Ended
Dec. 31, 2015
Leases [Abstract]
Leases of Lessee Disclosure [Text Block]
8. Leases

In October 2013, the Company entered into a sublease with Harvard Bioscience effective November 1, 2013 for its headquarters, offices, manufacturing, and research and development facilities located in Holliston, Massachusetts. The operating lease was non-cancelable for an initial eighteen month period. The sublease automatically extends for additional successive twelve month periods if neither party provides notice of termination 180 days in advance through May 31, 2017. Total rent expense was $0.1 million and $0.1 million for the years ended December 31, 2015 and 2014, respectively.

Future minimum lease payments for operating leases with initial or remaining terms in excess of one year at December 31, 2015 were:

Operating Leases
(in thousands)
2016	$101
2017	43
Thereafter	-
Future minimum lease payments	$144